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                                                                    Exhibit 10.3



                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT ("Security Agreement") is made and entered into this 29th day of July, 1997, by and between UNITED LEISURE CORPORATION, A DELAWARE CORPORATION ("Debtor"), and WESTMINSTER CAPITAL, INC., A DELAWARE CORPORATION ("Secured Party").

                                    ARTICLE 1
                                   DEFINITIONS

                  The following definitions shall be applicable to both the singular and plural forms of the defined terms:

                  1.1 "COLLATERAL" means (a) Debtor's Membership Interest in United Hotel & Casino, LLC, a Delaware limited liability company, (b) the receivable and indebtedness due to Debtor from Grand Havana Enterprises, Inc. (fka United Restaurants, Inc.) pursuant to that certain Financing Agreement dated February 12, 1997, and the promissory note in the stated principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) executed by Debtor pursuant thereto (the "Note"), and (c) all accessions and additions to each of the foregoing, substitutions therefor, and replacements, products, insurance proceeds and other proceeds thereof.

                  1.2 "EVENT OF DEFAULT" means an event described in Article 5.




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                  1.3 "INDEBTEDNESS" means all debts, obligations and
liabilities of Debtor to Secured Party arising under or pursuant to the Note.

                  1.4 "NOTE" means that Secured Convertible Promissory Note of even date herewith executed by Debtor in favor of Secured Party in the original stated principal amount of One Million Nine Hundred Thousand Dollars ($1,900,000).

                  1.5 "SECURITY AGREEMENT" means this Security Agreement, as it may be amended from time to time.

                  1.6 "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code of California.

                  Terms not specifically defined in this Security Agreement have the meanings prescribed in the Uniform Commercial Code.

                                    ARTICLE 2
                           GRANT OF SECURITY INTEREST

            To secure the timely payment of the Indebtedness and the performance of all obligations of the Debtor to Secured Party under the Note, the Debtor hereby grants to Secured Party a security interest in the Collateral. Debtor also hereby delivers the original Note to Secured Party.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

                    The Debtor represents and warrants that:

                  3.1 NO CONFLICT. The execution, delivery and performance by the Debtor of this Security Agreement is not in



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conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which the Debtor is a party or by which the Debtor may be bound or affected; and

                  3.2 TITLE. The Debtor is the lawful owner of the Collateral. Except for the security interests created or permitted by this Security Agreement, the Collateral is free and clear of all liens, security interests and other encumbrances, and of all adverse claims or charges.

                  3.3 AUTHORITY. The execution, delivery and performance by the Debtor of this Security Agreement has been duly authorized by all necessary action of the Debtor's board of directors.
                                    ARTICLE 4
                                    COVENANTS

           4.1 FINANCING STATEMENTS. During the term of this Security
Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, the Debtor will execute and deliver to Secured Party, and file or record all financing statements, notices and other documents from time to time requested by Secured Party to maintain a perfected security interest in the Collateral in favor of Secured Party.

                  4.2 RESTRICTIONS ON SALE OF COLLATERAL. During the term of this Security Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, the Debtor will not, without the prior written consent of Secured Party, sell, lease, transfer, assign, pledge, mortgage, encumber,



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hypothecate or otherwise dispose of or abandon any or all of the
Collateral.
                  4.3 REPORTS. From time to time upon Secured Party's request, the Debtor shall deliver to Secured Party such reports and information concerning the Collateral and the business and affairs of the Debtor as Secured Party may reasonably request, including but not limited to financial statements. Such reports shall be in such form, for such periods, contain such information, and shall be rendered with such frequency as Secured Party may reasonably designate. All reports and information provided to Secured Party by the Debtor shall be complete and accurate in all respects at the time provided.

                  4.4 BOOKS AND RECORDS. The Debtor shall maintain complete and accurate books and records which contain full and correct entries of all transactions relating to the business of the Debtor in accordance with good accounting practices and principles consistently applied from year to year. All such books and records shall be kept at the Debtor's chief executive office, and the Debtor shall not remove such books and records without Secured Party's prior written consent.

                  4.5 INSPECTION. Secured Party and its representatives shall have access to all of the Debtor's books and records relating to the Collateral at all reasonable times for the purposes of examination, inspection, verification, copying and for any other reasonable purpose.



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                  4.6 NOTICE OF ADVERSE CLAIMS. The Debtor shall immediately notify Secured Party in writing of (a) any claim, demand, right, lien, security interest or encumbrance arising with respect to any or all of the Collateral which may be materially adverse to Secured Party's security interest therein;
(b) any material adverse change in the value of the Collateral; (c) any material adverse change in the Debtor's financial condition, business, properties or the Debtor's ability to perform its obligations under this Security Agreement; and
(d) any event or condition which constitutes an Event of Default under this Security Agreement.

                                    ARTICLE 5
                                EVENTS OF DEFAULT

               5.1 EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

                           (a) Debtor fails to pay any portion of the
Indebtedness when due, or commits a default or Event of Default under the Note or any of the "Loan Documents" described in the Note, subject to any applicable notice and/or "grace" periods;

                           (b) Debtor fails to perform any other agreement or
covenant under this Security Agreement within any applicable notice and/or "grace" periods specified therein, provided that if no notice or grace period is therein specified, Debtor shall have ten



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(10) days after notice thereof has been given within which to cure any such default;

                           (c) All or any portion of the Collateral is seized or
levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty (30) days thereafter;

                           (d) Debtor executes a general assignment for the
benefit of its creditors, ceases to conduct its business in the ordinary course as it is now conducted, convenes any meeting of its creditors, becomes insolvent, admits in writing its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due;

                           (e) A receiver, trustee, custodian or agent is
appointed to take possession of all or any portion of the Collateral or all or any substantial portion of Debtor's assets;

                           (f) Any case or proceeding is voluntarily commenced
by Debtor under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against Debtor and not dismissed within thirty (30) days thereafter;

                           (g) Debtor sells all or substantially all of its
assets;



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                           (h) Any representation made by Debtor in this
Security Agreement, or in any of the other Loan Documents, shall have been untrue or incorrect in any material respect when made.

                  5.2 ACCELERATION AND REMEDIES. Upon the occurrence of a default by Debtor hereunder, Secured Party shall, in addition to all other rights and remedies provided hereunder or any document or agreement referred to herein, have the following rights and remedies:

                           (a) Uniform Commercial Code. Secured Party shall have
all of the rights and remedies of a secured party under the Uniform Commercial Code and under all other applicable laws;

                           (b) Acceleration. Secured Party may declare any or
all of the obligations under the Note or this Security Agreement to be immediately due and payable, to the extent that such obligations are not already due and payable by their terms (and without regard to whether recovery of such obligations may be or become barred by bankruptcy, insolvency or reorganization law, any statute of limitation or otherwise unenforceable);

                           (c) Possession. Secured Party, without a breach of
the peace, may enter any of the premises of the Debtor and search for, take possession of, remove, keep or store any or all of the Collateral. If Secured Party seeks to take possession of any or all of the Collateral by court process, the Debtor irrevocably and unconditionally agrees that a receiver may be appointed by a court



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for such purpose without regard to the adequacy of the security for the obligations under the Note or this Security Agreement;

                           (d) Sale of Collateral. Secured Party may sell or
dispose of the Collateral at public or private sale, in one or more sales, as a unit or in parcels, at wholesale or retail, and at such time and place and on such terms as Secured Party may determine. Secured Party may be the purchaser of any or all of the Collateral at any public or private sale. Any public sale of any or all of the Collateral may be postponed from time to time by public announcement at the time and place last scheduled for the sale;

                           (e) Commercially Reasonable Sale. Without limiting
the generality of this Section 5.2, Secured Party shall conclusively be deemed to have made a commercially reasonable disposition of any or all of the Collateral if (i) Secured Party holds a public or private sale of such Collateral at least (5) five days after notice is given to the Debtor of the date fixed for any public sale or the date on or after which any private sale or other disposition of the Collateral is to be made by Secured Party; (ii) with respect to any public sale, the sale is held at least five (5) days after notice is published in a newspaper of general circulation in the County of Los Angeles, including without limitation the Los Angeles Daily Journal; and (iii) without respect to any public disposition, the sale is held any time between the hours of 8 a.m. and 5 p.m. in Los Angeles County at any place designated by Secured Party. Without limiting the generality of



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this Section 5.2, it shall conclusively be deemed to be commercially reasonable for Secured Party to direct any prospective purchaser of any or all of the Collateral to the Debtor to ascertain all information concerning the status of the Collateral. Secured Party's disposition of any or all of the Collateral in any manner which differs from the procedures specified in this Section 5.2 shall not be deemed to be commercially unreasonable;

                           (f) Protection of Collateral. Secured Party may
discharge claims, demands, liens, security interests, encumbrances and taxes affecting any or all of the Collateral and take such other actions as Secured Party determines to be necessary or appropriate to protect the Collateral and Secured Party's security interest therein. Secured Party, without releasing the Debtor or any other party from any of the obligations under the Note or this Security Agreement and without any obligation to do so, may perform any such obligations in such manner and to such extent as Secured Party determines to be necessary or appropriate to protect the Collateral and Secured Party's security interest therein; and

                           (g) Proceeds. The proceeds of any sale or disposition
of the Collateral by Secured Party shall be applied in the following order of priority:

                               (i) First, to all liabilities, obligations,
costs, and expenses, including without limitation reasonable attorneys' fees and costs, incurred by Secured Party in exercising



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any of his rights or remedies under this Security Agreement, including without limitation the costs and expenses of retaking, holding, and selling any or all of the Collateral and the costs and expenses of enforcing and collecting upon any or all of the Collateral;

                               (ii) Second, to the payment of the obligations
under the Note or this Security Agreement in such order and amounts as Secured Party may determine in its sole and absolute discretion; and

                               (iii) Third, the surplus, if any, shall be paid
to the Debtor or any other party legally entitled thereto.

                  5.3 LIABILITY FOR DEFICIENCY. The Debtor shall at all times remain liable for any deficiency remaining on the obligations under the Note or this Security Agreement after any disposition of any or all of the Collateral.

                                   ARTICLE 6
                               SPECIAL PROVISIONS

                  6.1 POWER OF ATTORNEY. The Debtor irrevocably appoints Secured Party, with full power of substitution, as the Debtor's attorney-in-fact, coupled with an interest, with full power, in Secured Party's own name or in the name of the Debtor:

                           (a) Upon the occurrence of any Event of Default, to
endorse any checks, drafts, money orders, notes, and other instruments or documents representing Collateral proceeds or evidencing payment on account of any or all of the Collateral;



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                           (b) Upon the occurrence of any Event of Default, to
pay or discharge claims, demands, liens, security interests, encumbrances, or taxes affecting or threatened against any or all of the Collateral;

                           (c) Upon the occurrence of any Event of Default, to
receive payment of all Collateral proceeds;

                           (d) To commence, prosecute or defend any suit, action
or proceeding relating to any or all of the Collateral;

                           (e) Upon the occurrence of any Event of Default, to
sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any or all of the Collateral as though Secured Party were the owner thereof for all purposes; and

                           (f) To execute any financing statement, continuation
financing statement, financing statement amendment, security agreement, assignment, notice, or other document which Secured Party, in its sole and absolute discretion, determines to be necessary or appropriate in order to perfect or maintain Secured Party's security interest in the Collateral.

                  Debtor acknowledges that Secured Party shall have no obligation to exercise any of the foregoing rights.

                  6.2 CUMULATIVE REMEDIES. Secured Party's rights and remedies under this Security Agreement are cumulative with and in addition to all other rights and remedies which Secured Party may have in connection with the obligations under the Note or this Security Agreement. Secured Party may exercise any one or more of



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his rights and remedies under this Security Agreement at Secured Party's option and in such order as Secured Party may determine in its sole and absolute discretion.

                  6.3 ACTIONS. Secured Party shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which Secured Party determines may affect (a) the Collateral; (b) the Debtor's or Secured Party's obligations under this Security Agreement; or (c) the obligations under the Note or this Security Agreement. Whether or not the Debtor is in default under this Security Agreement, Secured Party shall at all times have the right to take any and all actions which Secured Party determines to be necessary or appropriate to protect Secured Party's interest in connection with such obligations.

                                    ARTICLE 7
                                     NOTICES

         All notices required or permitted to be given pursuant to this Security Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below the Debtor's signature hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either receipt of the facsimile transmission is acknowledged in writing by the receiving



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party, which may also be by a facsimile transmission, or the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party, without interruption, and a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that such notices are sent during regular business hours, otherwise on the next business day.

                                    ARTICLE 8
                                  MISCELLANEOUS

                  8.1 GOVERNING LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California.

                  8.2 TIME OF ESSENCE. Time is of the essence of each provision of this Security Agreement.

                  8.3 DESCRIPTIVE HEADINGS. The headings to articles and sections of this Security Agreement are for convenience only, and



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they do not in any way limit or amplify any of the terms of this Security
Agreement and shall not be used in interpreting this Security Agreement.


                  8.4 ENTIRE AGREEMENT. This Security Agreement hereto contains the entire agreement between Secured Party and the Debtor concerning the subject matter of this Security Agreement.

                  8.5 SEVERABILITY. If any provision of this Security Agreement shall be held by any court of competent jurisdiction to be unlawful, void, voidable, or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the validity or enforceability of the remaining provisions of this Security Agreement. Without limiting the generality of the preceding sentence, if Secured Party's security interest in any or all of the Collateral is held to be unlawful, void, voidable or unenforceable for any reason, such defect shall in no way affect the validity or enforceability of the remaining terms and conditions of this Security Agreement.

                  8.6 NO WAIVER BY SECURED PARTY. No waiver by Secured Party of any of its rights or remedies in connection with the obligations under the Note or this Security Agreement or of any of the terms or conditions of this Security Agreement shall be effective unless such waiver is in writing and signed by Secured Party. Without limiting the generality of the preceding sentence, (a) no delay or omission by Secured Party in exercising any of his



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rights or remedies in connection with such obligations shall constitute or be construed as a waiver of such rights and remedies; (b) no waiver by Secured Party of any default by the Debtor this Security Agreement or consent by Secured Party to any act or omission by the Debtor shall constitute or be construed as a waiver of or consent to any other or subsequent default, act, or omission by the Debtor; and (c) Secured Party's acceptance of any partial payment on account of such obligations, including without limitation Secured Party's acceptance and application of any Collateral proceeds to the obligations under the Note or this Security Agreement, shall not constitute or be construed as a waiver by Secured Party of any default by the Debtor under this Security Agreement or any other agreement between Secured Party and the Debtor.

                  8.7 AMENDMENT. This Security Agreement may be modified only by a written agreement signed by the Debtor and Secured Party.

                  8.8 SUCCESSORS. This Security Agreement shall be binding upon and inure to the benefit of the Debtor and Secured Party and their respective successors and assigns.



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                  8.9 TERMINATION. Upon payment in full of the indebtedness, this Security Agreement shall automatically terminate and be of no further force or effect and Secured Party shall execute any termination statements required to be filed with the California Secretary of State.

                  IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.


"DEBTOR"                                 "SECURED PARTY"

UNITED LEISURE CORPORATION, A            WESTMINSTER CAPITAL, INC., A
DELAWARE CORPORATION                     DELAWARE CORPORATION



BY  /s/ HARRY SHUSTER                    BY:  /s/ WILLIAM BELZBERG
   ------------------------------            -----------------------------------
        HARRY SHUSTER, PRESIDENT                  WILLIAM BELZBERG, PRESIDENT

ADDRESS:                                 ADDRESS:

1990 WESTWOOD BOULEVARD                  9665 WILSHIRE BOULEVARD
PENTHOUSE                                SUITE M-10
LOS ANGELES, CA 90025                    BEVERLY HILLS, CA 90212

FAX NO.:  (310) 474-7475                 FAX NO.:  (310) 271-6274





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